                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2007

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

           Delaware                     1-14120               52-1611421
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
        of incorporation)                                Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey 08857
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Criteria under Bonus Plan

     On January 31, 2007, the  Compensation  Committee of the Board of Directors
of Blonder  Tongue  (the  "Company")  determined  that the  following  executive officers will be participants in the Blonder Tongue Executive Officer Bonus Plan
for the fiscal year ending  December 31, 2007 ("Bonus  Year"):  Peter Daly, Alan
Horvath,  James A. Luksch, Kant Mistry,  Emily Nikoo, Robert J. Palle, Jr., Eric
Skolnik, and Norman Westcott.

     These  participants  will be entitled to share in a Bonus Pool based upon a subjectively  determined  allocation,  which has not yet been  finalized  by the
Compensation  Committee.  The  Bonus  Pool will be equal to the sum of (i) forty percent  (40%) of the first  $1,000,000  (or portion  thereof) of the  Company's pre-tax income,  plus (ii) twenty percent (20%) of the Company's pre-tax income, in excess of $1,000,000,  but less than or equal to  $2,000,000,  plus (iii) ten percent (10%) of the Company's pre-tax income,  in excess of $2,000,000,  all as set forth on the Company's audited  financial  statements for the Bonus Year (in all cases  calculated  before  taking  into  account  any accrual for such Bonus
Pool); provided, however, that in no event will the Bonus Pool exceed the sum of the Base Salary (as defined below) of all  participants,  in the aggregate.  The maximum bonus that may be paid to any participant, regardless of the size of the
Bonus  Pool,  is 100% of the  participant's  base  salary as of January 1 in any
Bonus Year  ("Base  Salary").  Also,  no bonus  will be paid to any  participant unless the Bonus Pool equals or exceeds $90,000.

ITEM 7.01.  REGULATION FD DISCLOSURE.

     On February 6, 2007,  the Company  issued a press  release  announcing  the promotion of certain  officers The press  release is attached  hereto as Exhibit
99.1 and is incorporated into this Item 7.01 by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number             Description
Exhibit 99.1               Press Release dated February 6, 2007.

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                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    BLONDER TONGUE LABORATORIES, INC.

                                    By:   /s/ Eric Skolnik
                                         Eric Skolnik
                                         Senior Vice President and
                                         Chief Financial Officer

Date: February 6, 2007

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                                  EXHIBIT INDEX

Exhibit Number             Description
Exhibit 99.1               Press Release dated February 6, 2007.

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